Exhibit 10.4

ADDENDUM

TO THE INDEX LICENSE AGREEMENT FOR FUNDS

BY AND BETWEEN

MORGAN STANLEY CAPITAL INTERNATIONAL INC.

AND

BARCLAYS GLOBAL INVESTORS, N.A.

This Addendum, effective as of 9/18/02, 2002 (“Effective Date”), supplements and amends the Index License Agreement For Funds between Morgan Stanley Capital International Inc. (“MSCI”) and Barclays Global Investors, N.A. (“BGI”) dated March 18, 2000 (the “Agreement”). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

1.	Grant of License

BGI hereby grants MSCI a worldwide license to license third parties: on a non-exclusive basis (a) to sponsor option contracts or other derivative securities products written on, linked to or otherwise based on the Funds (“Options”); (b) to use and refer to the iShares Mark as part of the Composite Mark to promote, market, sell and otherwise sponsor the Options; and (c) to make such disclosures about the Options as necessary under any applicable law, rules and regulations.

2.	Fee Splitting/Payment

In the event that MSCI receives **** for the granting of a license ****, MSCI shall, within sixty (60) days following the close of each calendar quarter **** of all such **** in such calendar quarter.

3.	Full Disclosure

MSCI shall disclose to BGI the terms of any agreement with any third party granted pursuant to this Addendum. The foregoing obligation shall be met by MSCI providing BGI with a fully executed copy of any such agreement.

4.	Confidentiality

MSCI agrees to keep confidential the terms of this Addendum, including the fact that it is being negotiated and the substance of the negotiations, except that MSCI may disclose verbally to its third party licensees only the existence of ****.

5.	Ownership and Protection of Composite Marks

The provisions of Section 9 of the Agreement are hereby incorporated herein by reference.

[****] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.